Business Structure

Progress Energy

- Regulated utilities
  - CP&L
  - Florida Power
  - NCNG
- SRS & Other
  - Energy management services
  - Add-on to regulated business
- Progress Ventures
  - Wholesale energy
- Progress Telecom
  - Fiber network

Investment Merits

- Strong foundation – plus growth
- Wholesale energy strategy gaining traction
- Operational excellence
- Solid EPS growth
- Dividend yield
- Shareholder and management interests aligned

Accomplishments So Far in 2001

- Embedded synergies in budgets ($100M → $175M)
- Completed acquisition financing
- Initiated major expansion in Energy Ventures
- Sold MEMCO Barge
- Completed three of four scheduled nuclear outages
- Delivered solid YTD results – raised earnings estimates

On the Agenda

- Florida rate proceeding
- Resolution of Private Letter Rulings (PLRs) for synthetic fuels
- Return rail business to profitability

Progress Energy

Florida Rate Proceeding

- Initial filing – September 14
- Testimony filings – November 15
- Intervenor and Commission Staff testimony – January 2002
- Settlement prospects

Progress Energy

Florida Rate Case Issues

- Cost of equity
- Synergy sharing
- Recovery of merger costs

Resolution of PLRs

- Synthetic fuel production – 12-13 million tons this year
- PLRs in place for 3 MT/year
- PLRs pending for balance
- Expect resolution in 2001/early 2002

Synthetic Fuel Strategy

- Determine levels of production to balance cash flow and earnings impact
- Potential to sell portion of production to outside parties

Progress Energy

Return Rail Business to Profitability

- Divestiture of certain components
- Financial discipline
- Management focus and accountability

Progress Energy

A Focused Strategy

- Upstream Energy
- Transmission
- Energy Delivery Plus Services
- Wholesale Telecom

- Build mass and strength
- Operate at top quartile levels
- Deliver value to shareholders

Progress Energy

Diversified Utility Business

Revenue Mix


Residential
42%
Other
21%
14%
23%
Industrial
Commercial

Generation Portfolio


Hydro
Coal
42%
1%
22%
Nuclear
35%
Gas/Oil

Merger Savings

$100-$175 Million Annually


Revenue Synergies
10%
Energy Supply
30%
Shared Services
45%
15%
Energy Delivery

CP&L O&M Reductions (non-fuel)

25% Reduction


1994
1995
1996
1997
1998
1999

Number 2 in Customer Satisfaction

Progress Energy

Four Lines of Business

1. Upstream Energy

Energy Supply

- Manage generation fleet
  - 5 nuclear units
  - 23 coal units
  - 100+ CT & CC units
  - 15 hydro units

Progress Ventures

- Manage competitive energy business
- Manage certain utility assets/functions
  - Wholesale contracts
  - Fuel procurement

Progress Ventures

Goal: Contribute 40-50% of corporate net income by 2005

Fuel Extraction, Manufacturing, and Delivery

- 3 eastern coal mine sites: 5 MT/yr.
- 6 BCF/yr. gas production
- Ocean barges
- 6 river terminals
- 10-15 MT/yr. synfuels

Unregulated Generation

- 6,000 MW of merchant generation by 2005
- Focus on Southeast

Energy Marketing and Trading

- 5,300 MW wholesale contracts
- Available energy from regulated utilities/unregulated generation
- Coal and gas supply
- Trading floor in Raleigh

Merchant Generation Objectives

Key Value Drivers	Our Objective	6,000 MW by 2005

Key Value Drivers

- Installed cost/kW
- Financing
- Commercial mission
- Market dynamics
- Fuel cost
- Operational performance
- Trading acumen
- Risk management

Our Objective

75-85% of MW have multi-year contracts for capacity/output

6,000 MW by 2005

Next 4,000 MW

Our First 2,000 MW

- Sited
- Permitted
- Equipped
- 90% Sold

Visibility to Profits #1 Investment Criterion

Progress Energy

Four Lines of Business

2. Transmission

- Meet FERC commitment for RTO
- Select optimum value

Progress Energy

Four Lines of Business

3. Energy Delivery Plus Services

- Continue growing customer base
- Maintain favorable regulatory relationships
- Prepare for ultimate unbundling
- Focus on value added services/technologies to enhance customer relationships

Operate utilities as integrated supply and delivery until restructuring – but get prepared

Progress Energy

Four Lines of Business

4. Wholesale Telecom

- Transport voice and data for major carriers
- Focused on the “local loop” within our regulated service territory
- Capital expenditures tied to revenues
- EBITDA positive
- EPS accretive in 2003



PA
IN
OH
KY
VA
TN
NC
GA
Network Statistics

Progress Energy

Financial Commitments/ Results

Commitments		Results
• Deliver 7-8% compound earnings growth rate	→	• $3.05 in 2000 to $3.35-$3.45 in 2001
• Continue paying dividend with growth	→	• 14 consecutive years of dividend increases – $.06 increase in 2001
• Maintain solid investment-grade rating to support growth plan	→	• Solid BBB+ credit rating

Progress Energy

Balanced Growth Portfolio ...



$1.0B
0.5B
7-8% CAGR net income
Diversified
Regulated
2001
2005

Progress Energy

Things You Should Expect from Progress Energy

- Solid financial results that meet our commitments
- Expansion of assets in wholesale markets
- Development of trading, marketing, and risk management skill sets
- Work within regulatory framework to maximize value of core utility business
  - Leverage customers and franchise
  - Help architect constructive changes in regulation
- If M&A, it will be clearly beneficial to shareholders

Questions Should Be Directed to

Bob Drennan
Manager – Investor Relations and Funds Management
(919) 546-7474

Martin Jarosick
Investor Relations Analyst
(919) 546-6931

Progress Energy